Exhibit 10.8a

SECOND AMENDMENT TO
SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

     WHEREAS, the Connecticut Water Company (hereinafter referred to as “Employer”) and Thomas R. Marston (hereinafter referred to as the “Employee”) entered into a Supplement Executive Retirement Agreement dated as of (hereinafter referred to as the “Agreement”); and

     WHEREAS, the parties wish to amend the Agreement in accordance with the provisions of Section 5.a. thereof;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Agreement is hereby amended effective as of the date first above written as follows:

     1. The second paragraph of Section 1.a. of the Agreement is deleted and the following two paragraphs are substituted in lieu thereof:

     “For purposes of the foregoing, ‘Average Earnings’ shall have the meaning set forth in the Retirement Plan, except that in determining Average Earnings, Annual Earnings (as defined in the Retirement Plan) shall not be limited to the OBRA ‘93 annual compensation limit, the annual compensation limit imposed under the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), or any similar limit on annual compensation under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”), imposed by any future legislation.

     In determining Average Earnings, if the Employee retires under this Agreement on or after attainment of age 62, Annual Earnings shall include the value of all of the following: (1) Performance Shares, (2) Cash Units, and (3) Restricted Stock awarded to a Participant under the Connecticut Water Service, Inc. Performance Stock Program for any year in which such awards are made, including awards made prior to the date this change in the definition of Average Earnings is adopted. The value of such awards shall be included within Annual Earnings in the year in which such amounts are finally determined and actually awarded. Such amounts, if credited to a Performance Share Account, shall not be counted a second time when payment is made from such Account.”

     2. A new Section 1.b. shall be inserted into Section 1 of the Agreement, immediately following Section 1.a. Sections 1.b. and l.c. shall be re-designated as Sections l.c. and l.d. respectively. The new Section 1.b. shall read in its entirety as follows:

     “b. Early Retirement. If, upon or after the Employee’s attainment of age 55 and prior to attainment of age 65, the Employee’s employment shall be terminated and he

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Exhibit 10.8a

shall be eligible to receive a benefit under the Retirement Plan, the Employee shall be entitled to receive pursuant to this Agreement a benefit having a value equal to an annual benefit for his life of (a) 60% of the Employee’s Average Earnings reduced by (b) the annual benefit payable to the Employee under the Retirement Plan in the form of a single life annuity for the life of the Employee (whether or not the benefit under the Retirement Plan is actually paid in such form) commencing at age 65 (whether or not the benefit under the Retirement Plan commences at such time). If such benefit shall commence to be paid prior to the Employee’s attainment of age 62, such benefit shall be reduced by 4% for each complete year by which the date of benefit commencement precedes his attainment of age 62.

     For purposes of the foregoing, ‘Average Earnings’ shall have the meaning set forth in the Retirement Plan, except that in determining Average Earnings, Annual Earnings (as defined in the Retirement Plan) shall not ‘be limited to the OBRA ‘93 annual compensation limit, the annual compensation limit imposed under the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), or any similar limit on annual compensation under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the “Code”), imposed by any future legislation.

     In determining Average Earnings, if the Employee retires under this Agreement on or after attainment of age 62, Annual Earnings shall include the value of all of the following: (1) Performance Shares, (2) Cash Units, and (3) Restricted Stock awarded to a Participant under the Connecticut Water Service, Inc. Performance Stock Program for any year in which such awards are made, including awards made prior to the date this change in the definition of Average Earnings is adopted. The value of such awards shall be included within Annual Earnings in the year in which such amounts are finally determined and actually awarded. Such amounts, if credited to a Performance Share Account, shall not be counted a second time when payment is made from such Account.”

     3. The last sentence of the newly designated Section 1.c. (entitled “Disability Benefits”) is hereby amended by substituting therein the number 62 where the number 65 appears.

     4. The second sentence of Section 2. is hereby amended to read in its entirety as follows:

     “Such installments shall commence to be paid on the first such day which coincides with or follows the day upon which the Employee’s benefit under the Retirement Plan shall commence to be paid; provided, however, that benefits pursuant to Section 1.b. hereof shall commence at such later date as shall be requested by the Employee and approved by the Committee under the Retirement Plan, in its sole discretion.”

     5. The second paragraph of Section 2. is hereby. amended by deleting the reference to “Section 1.a. or 1.b.” therein and substituting in lieu thereof reference to “Section 1.a., 1.b. or l.c.”

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     6. A new Section 3. shall be inserted into the Agreement, immediately following Section 2. Existing Sections 3., 4., and 5. shall be re-designated as Sections 4., 5., and 6. respectively. The new Section 3. shall read in its entirety as follows:

     “3. DEATH BENEFIT. If the Employee has attained age 55 while in service with the Employer and dies thereafter prior to the commencement of benefits pursuant to this Agreement, and if the Employee’s spouse or other beneficiary is entitled to a death benefit under the Retirement Plan, said spouse or other beneficiary shall be entitled to receive a death benefit pursuant to this Plan. The amount of said death benefit shall be determined as if the Employee had retired on the day prior to his death with either a Joint and Survivor Annuity in effect, if his spouse is his beneficiary under the Retirement Plan, or a five years certain and life annuity (as described in the Retirement Plan) in effect, if his beneficiary is other than his spouse. If the benefit is determined under a five years certain and life annuity, it shall be paid in an actuarially equivalent lump sum, as determined by the Committee under the Retirement Plan using the appropriate factors set forth in the Retirement Plan.

     No other death benefits shall be payable in the event of the Employee’s death prior to the commencement of benefits hereunder.”

     7. Newly designated Section 6.a. of the Agreement (entitled “Miscellaneous”) is hereby amended to read in its entirety as follows:

     “a. This Agreement may be amended at any time by mutual written agreement of the parties hereto, but no amendment shall operate to give the Employee, his spouse, his estate or any other beneficiary, either directly or indirectly, any interest whatsoever in any funds or assets of the Employer, except the right to receive the payments herein provided and the right to receive such payments from assets held in the Trust.”

     IN WITNESS WHEREOF, the Employer and the Employee have executed this Amendment as of December 2, 1004.

EMPLOYEE	CONNECTICUT WATER COMPANY

/s/ Thomas R. Marston	BY: /s/ Michele G. DiAcri

Thomas R. Marston	Michele G. DiAcri
Corporate Secretary

Exhibit 10.8a

FIRST AMENDMENT To
SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

Effective as of August 1, 1999

     WHEREAS, the Connecticut Water Company (hereinafter referred to as the “Employer”) and Thomas R. Marston (hereinafter referred to as the “Employee”) entered into a Supplemental Executive Retirement Agreement dated as of December 2, 2004 (hereinafter referred to as the “Agreement”); and

     WHEREAS, the parties wish to amend the Agreement in accordance with the provisions of Section 5(a) thereof;

     NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Agreement is hereby amended effective as of the date first above written as follows:

1. The second paragraph of Section 1(a) of the Agreement is amended to read in Its entirety as follows:

“For purposes of the foregoing, “Average Earnings” shall have the meaning set forth in the Retirement Plan, except that in determining Average Earnings, Annual Earnings (as defined in the Retirement Plan) shall not be limited to the OBRA’93 annual compensation limit.”

CONNECTICUT WATER SERVICE, INC.

/s/ Thomas R. Marston	BY: /s/ Michele G. DiAcri

Thomas R. Marston	Michele G. DiAcri
Corporate Secretary
December 2, 2004	December 6, 2004

Exhibit 10.8a

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

     This Agreement, made this 2nd day of December 2004 by and between THE CONNECTICUT WATER COMPANY (hereinafter referred to as the “Employer”) and Thomas R. Marston (hereinafter referred to as the “Employee”).

WITNESSETH THAT:

     WHEREAS, the Employee is and will be rendering valuable services to the Employer in his/her capacity as an executive officer, and

     WHEREAS, the Employer desires to ensure that it will have the benefit of the Employee’s services until he/she reaches retirement, and

     WHEREAS, the Employer wishes to assist the Employee in providing for the financial requirements of the Employee in the event of his/her retirement, disability or death.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. SUPPLEMENTAL RETIREMENT BENEFIT

     a. Normal or Deferred Retirement. If, upon or after the Employee’s attainment of age 65 and completion of 35 consecutive years of service with Employer, the Employee’s employment shall be terminated and he/she shall be eligible to receive a benefit under The Connecticut Water Company Employees’ Retirement Plan (hereinafter referred to as the "Retirement Plan”), the Employee shall be entitled to receive pursuant to this Agreement a benefit having a value equal to an annual benefit for his/her life of (a) 60% of the Employee’s Average Earnings reduced by (b) the annual benefit payable to the Employee under the Retirement Plan in the form of a single life annuity for the life of the Employee (whether or not the benefit under the Retirement Plan is actually paid in such form) commencing at the same time as benefits hereunder.

Exhibit 10.8a

     For purposes of the foregoing, “Average Earnings” shall have the meaning set forth in the Retirement Plan.

     The calculation of the benefit set forth above, and of all other benefits payable under this Agreement, shall be performed by the Committee under the Retirement Plan, and the calculations and interpretations of such Committee shall be final and binding on the parties hereto.

     b. Disability Benefit. If the Employee’s employment shall be terminated by a disability such that the Employee is considered eligible for a full disability pension under the provisions of the Social Security Act, the Employee shall be entitled to receive pursuant to this Agreement a benefit having a value equal to an annual benefit for his/her life calculated in the manner set forth above; provided, however, that a reduction factor of .72 shall be applied to such annual benefit if the Employee’s benefit commencement date precedes age 62 by more than 7 complete years. If such benefit shall commence to be paid between the ages of 55 and 62 such benefit shall be reduced by 4% for each complete year by which the date of benefit commencement precedes the Employee’s attainment of age 65.

     c. Absence of Other Benefits. No benefits shall be paid to the Employee pursuant to this Agreement other than as provided above.

     2. TERMS AND CONDITIONS OF BENEFIT. The annual lifetime benefit calculated in accordance with Section 1 hereof shall be paid in monthly installments on the first day of each month. Such installments shall commence to be paid on the first such day which coincides with or follows the day upon which the Employee’s benefit under the Retirement Plan shall commence to be paid.

     The normal form in which the benefit hereunder shall be paid is, if the Employee is unmarried, an annuity for the life of the Employee only and, if the Employee is married, an annuity for the life of the Employee with the provision that after the Employee’s death, 50% of the annual benefit that was payable to the Employee shall be continued to the Employee’s surviving spouse for life (a “Joint and Survivor Annuity”). The benefit payable as a Joint and Survivor Annuity shall be calculated by applying to the benefit calculated in accordance with Section 1.a. or 1.b. hereof, as appropriate, the factors for the 50% contingent annuity option set forth in the Retirement Plan.

     Monthly installments of benefits shall cease to be paid as of the first day of the month following the date of the Employee’s death, unless a Joint and Survivor Annuity was then in effect, in which event the installments shall cease as of the first day of the month following the death of the Employee’s surviving spouse.

     3. LIMITATION OF BENEFIT. If the Employee’s employment shall be terminated for cause involving fraud, dishonesty, moral turpitude, gross misconduct, gross failure to perform his/her duties, or disclosure of secret or other confidential information of the Employer to any competitor or to any person not authorized to receive such information, neither the Employee, his/her spouse nor his/her estate shall be entitled to receive any benefit under this Agreement.

     4. ABSENCE OF FUNDING. Benefits payable pursuant to this Agreement shall not be funded, and the Employer shall not be required to segregate or earmark any of its assets for the benefit of the Employee, his spouse or his estate. Such benefits shall not be subject in any manner to anticipation, alienation, transfer or assignment by the Employee, his spouse or his estate, and any attempt to anticipate, alienate, transfer or assign these benefits shall be void. The Employee, his spouse or his estate shall have only a contractual right against the Employer for the benefits hereunder. Notwithstanding the foregoing, in order to pay benefits pursuant to this Agreement, the Employer may establish a grantor trust (hereinafter the “Trust”) within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended. Some or all of the assets of the Trust may be dedicated to providing benefits to the Employee, his spouse or his estate pursuant to this Agreement, but, nevertheless, all assets of the Trust shall at all times remain subject to the claims of the Employer’s general creditors in the event of the Employer’s bankruptcy or insolvency.

5. MISCELLANEOUS.

     a. This Agreement may be amended at any time by mutual written agreement of the parties hereto, but no amendment shall operate to give the Employee, his spouse or his estate, either directly or indirectly, any interest whatsoever in any funds or assets of the Employer, except the right to receive the payments herein provided and the right to receive such payments from assets held in the Trust.

     b. This Agreement shall not supersede any other contract of employment, whether oral or in writing, between the Employer and the Employee, nor shall it affect or impair the rights and obligations of the Employer and the Employee, respectively, thereunder. Nothing contained herein shall impose any obligation on the Employer to continue the employment of the

Employee.

     c. This Agreement shall be construed in all respects under the laws of the State of Connecticut.

IN WITNESS WHEREOF, the Employer and the Employee have executed this Agreement as of the day and year above written.

EMPLOYEE	CONNECTICUT WATER COMPANY

/s/ Thomas R. Marston	/s/ Marshall T. Chiaraluce

Thomas R. Marston	Marshall T. Chiaraluce
President, CEO, and Chairman